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                                                                    Exhibit 10.5

                                   ASSIGNMENT

          This ASSIGNMENT is made as of the 29th day of December, 2005 by and between Aveta Health, Inc., a Tennessee corporation located at 411 Hackensack Avenue, 7th Floor, Hackensack, NJ 07601 ("Assignor") on the one hand, and Aveta Inc., a Delaware corporation located at 173 North Marginal Road, Fort Lee, New Jersey 07024 ("Assignee") on the other hand.

          WHEREAS, Assignor owns the following trademarks and corresponding registrations (collectively the "Trademarks"): NORTH AMERICAN MEDICAL MANAGEMENT, U.S. Reg. No. 1,835,051, and AVETA, U.S. Reg. No. 2,673,230;

          WHEREAS, Assignee is purchasing the Trademarks from Assignor;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

          Assignor hereby sells, transfers, conveys, and assigns to Assignee all right, title, and interest in and to the Trademarks, together with the goodwill symbolized thereby, including all rights to sue and recover for past infringement.

          Assignor agrees to execute all documents and assist in all proceedings (at the sole cost and expense of the Assignee) to perfect, register, or record the rights of the Assignee to the Trademarks as Assignee may reasonably deem appropriate. If Assignor does not, within fifteen (15) days of presentment, return the requested executed documents, then Assignee is hereby granted a limited power of attorney to execute all such documents on behalf of Assignor. This power of attorney is coupled with an interest and is irrevocable.

AVETA HEALTH, INC.                      AVETA INC.


By: /s/ JOSEPH MARK                     By: /s/ HOWARD KAMINS
    ---------------------------------       ------------------------------------
   Joseph Mark                             Howard Kamins
   President and COO                       Vice President

December 29, 2005                       December 29, 2005